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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                             -----------------------



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): November 27, 2002



                         SENIOR HOUSING PROPERTIES TRUST
               (Exact name of registrant as specified in charter)




           MARYLAND                 001-15319               04-3445278
 (State or other jurisdiction      (Commission           (I.R.S. employer
      of incorporation)           file number)        identification number)




    400 CENTRE STREET, NEWTON, MASSACHUSETTS                   02458
    (Address of principal executive offices)                (Zip code)




        Registrant's telephone number, including area code: 617-796-8350

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ITEM 5.  OTHER INFORMATION.

On November 27, 2002, the Company issued a press release regarding legal proceedings and an ongoing dispute with Marriott International, Inc., and Marriott Senior Living Services, Inc. which summarized the status of the dispute, legal filings and a temporary order made. A copy of that press release, related notices, related filings by the Company and Marriott and the related ruling issued are presented as exhibits 99.1 through 99.6 to this Form 8-K.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   EXHIBITS.

99.1  Company press release dated November 27, 2002.

99.2  Company Notice of Default dated November 13, 2002.

99.3  Company Notice of Terminations dated November 27, 2002.

99.4 Complaint For Declaratory Relief filed in Superior Court, Middlesex County, Commonwealth of Massachusetts.

99.5  Complaint filed in the Circuit Court for Montgomery County, Maryland.

99.6 Temporary Restraining Order in the Circuit Court for Montgomery County, Maryland.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SENIOR HOUSING PROPERTIES TRUST


                                          By: /s/ David J. Hegarty
                                             ---------------------
                                             Name:   David J. Hegarty
                                             Title:  President, Chief Operating
                                                     Officer and Secretary



Date:  November 27, 2002